UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53912	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 N. FOREST PARK BLVD, SUITE 100, FORT WORTH, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (817) 885-8390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On May 28, 2026, Silver Star Properties REIT, Inc. (“Silver Star” or the “Company”), filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Case No. 26-42316-mxm11 (the “Silver Star Bankruptcy Filing”).

The Company owns substantially all of its assets and conducts its operation through Silver Star Operating Partnership, LP (the “Operating Partnership”). The Company’s wholly owned subsidiary, Hartman XX GP, LLC, is the sole general partner of the Operating Partnership and the Company owns a majority limited partner interest in the Operating Partnership.

On May 28, 2026, Silver Star Virginia Parkway, LLC (the “McKinney Debtor”), a subsidiary of Hartman SPE LLC, a Delaware limited liability company (the “SPE”), filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Case No. 26-42315-mxm11 (the “McKinney Debtor Bankruptcy Filing”).

SPE is subsidiary of Silver Star Operating Partnership, LP (the “Operating Partnership”). The Company’s wholly owned subsidiary, Silver Star SPE Management, LLC, is the manager of SPE.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Silver Star Bankruptcy Filing was made in an abundance of caution. The Company is the guarantor of four loan agreements which are currently in default. The guaranteed loan agreements are; (i) $57,500,000 loan by and among SS 201 HIGHWAY 31 NW, LLC, SS 879 HIGHWAY 78, LLC, SS 1401 GOLDEN SPRINGS ROAD, LLC, SS 201 HIGHWAY 31 NW, LLC, SS 879 HIGHWAY 78, LLC, SS 1401 GOLDEN SPRINGS ROAD, LLC, SS 1800 AIRPORT ROAD, LLC, SS 300 E F STREET, LLC, SS 819 W MAIN STREET, LLC, SS 533 N MAIN STREET, LLC, SS 17909 BURKE STREET, LLC, SS 104 HIGHWAY 52 W, LLC, SS 200 W MAPLEWOOD LANE, LLC, SS 1300 HAZELWOOD DRIVE, LLC, SS N 168 W 21330 MAIN STREET, LLC, SS 333 PHILLIPS BOULEVARD, LLC, SS 812 N MAIN STREET, LLC, SS 1401 SPRINGDALE STREET, LLC, SS 1531 S MADISON ROAD, LLC, and collectively the Walgreens Borrower (the “Walgreens Borrowers”), and Greyhawk Silver Star LLC, as successor in interest to BSPRT CRE FINANCE, LLC, as lender (“the Walgreens Lender”); (ii) $15,530,000 loan by and among Silver Star Delray, LLC as borrower and FBRED BDC FINANCE LLC as lender; (iii) $17,000,000 loan agreement by and among Cooper Street SPE, LLC as borrower and HSRE-ADV VII LLC as lender; and (iv) $8,100,000 loan agreement by and amount Hartman Retail III DST as borrower and Wells Fargo, N.A. as trustee for the commercial mortgage backed lender. The outstanding principal loan amounts are $24,599,690, $15,530,000, $17,000,000 and $8,100,000, respectively.

The promissory note dated June 7, 2024 among Ashton Gaskins Storage LLC, a Texas limited liability company as lender and the McKinney Debtor as borrower, as amended and subject to forbearance is in default and the lender has posted the storage property subject of the promissory note and related security documents for foreclosure on Tuesday, June 2, 2026. The outstanding principal balance of the promissory note is $5,750,00.00, plus accrued interest at the default rate. The promissory note as amended matures on June 7, 2026.

Item 7.01. Regulation FD Disclosure.

On June 5, 2026, the Company issued a press release announcing the Silver Star Bankruptcy Filing and its strategic path forward, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, are “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The furnishing of the remarks is not intended to constitute a representation that such furnishing is required by Regulation FD or that the remarks include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future. The attached prepared remarks contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
99.1	Silver Star Press Release – June 5, 2026
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)

Date: June 5, 2026	By: /s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer & Treasurer